1Q’16 Financial Results April 22, 2016 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC’s website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; our transition to a replacement third-party vendor to manage the technology platform for our online retail deposits; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; a material indemnification obligation to GE under the tax sharing and separation agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; obligations associated with being an independent public company; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed on February 25, 2016. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements” and certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 1Q'16 Highlights Financial highlights • $582 million Net earnings, $0.70 diluted EPS • Strong growth across the business  Purchase volume +17%, Loan receivables +13%, Platform revenue +13% • Asset quality metrics relatively stable …  Net charge-offs were 4.70% compared to 4.53% in the prior year  30+ delinquency at 3.85% compared to 3.79% in the prior year • Expenses +7% driven by growth … Efficiency ratio improved to 30.4% from 32.2% in prior year • Deposits +$10 billion compared to prior year … fully paid off Bank term loan April 5, 2016 • Strong capital and liquidity  18.1% CET1 & $14.9 billion liquid assets (a) Business highlights (a) CET1 % calculated under the Basel III transition guidelines  Renewed key relationships  Launched new program  Signed new partnership with Marvel  Launched new 3-2-1 Save value proposition at Walmart

4 Growth Metrics +17% Purchase volume $ in billions Loan receivables $ in billions Active accounts Average active accounts in millions Platform revenue $ in millions 1Q'15 1Q'16 $23.1 $27.0 $58.2 $65.8 $2,920 $2,581 66.1 61.6 +7% +13% +13% 1Q'15 1Q'16 1Q'15 1Q'16 1Q'15 1Q'16

5 Platform Results Retail Card Loan receivables, $ in billions $39.7 $45.1 1Q'15 1Q'16  Strong receivable growth across partner programs  Platform revenue up 15% driven primarily by receivable growth Payment Solutions Loan receivables, $ in billions $11.8 $13.4 1Q'15 1Q'16  Broad receivable growth led by home furnishings and auto  Platform revenue up 14% driven by receivable growth CareCredit Loan receivables, $ in billions $6.7 $7.3 1Q'15 1Q'16  Receivable growth led by dental and veterinary  Platform revenue up 6% driven by receivable growth Purchase volume Accounts $18.4 49.6 $21.6 53.0 +17% +7% $2.9 7.3 $3.4 8.1 +15% +12% $1.8 4.7 $2.0 5.0 +14% +7% Platform revenue $1,772 $2,032 +15% $400 $454 +14% $409 $434 +6% +14% +13% +9% (a) (a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and Platform revenue $ in millions V% V% V%

6 Financial Results Summary earnings statement First quarter 2016 highlights $ in millions, except ratios Total interest income $3,520 $3,150 $370 12% Total interest expense 311 275 (36) (13)% Net interest income (NII) 3,209 2,875 334 12% Retailer share arrangements (RSA) (670) (660) (10) (2)% NII, after RSA 2,539 2,215 324 15% Provision for loan losses 903 687 (216) (31)% Other income 92 101 (9) (9)% Other expense 800 746 (54) (7)% Pre-Tax earnings 928 883 45 5% Provision for income taxes 346 331 (15) (5)% Net earnings $582 $552 $30 5% Return on assets 2.8% 3.0% (0.2)pts. 1Q'16 1Q'15% $ B/(W) • $582 million Net earnings, 2.8% ROA • Net interest income up 12% driven by growth in loan receivables  Interest and fees on loan receivables up 11% driven by average receivable growth  Interest expense increase driven by growth • Provision for loan losses driven by growth and lower reserve build in 1Q’15  30+ delinquency 3.85% compared to 3.79% in the prior year ... NCO’s 4.70% compared to 4.53% in the prior year • Other income down 9%  Other income decrease driven by higher loyalty partially offset by interchange • Other expense in-line with expectations  Other expense increase primarily driven by growth

7 Net Interest Income First quarter 2016 highlights • Net interest income increased 12% compared to prior year driven by growth in receivables  Interest and fees on loans increased 11% compared to prior year driven by average loan receivable growth • Net interest margin stable  Liquid assets as a percent of total assets declined to 18.3% from 19.0% in the prior year, conservatively invested in cash and short-term U.S. Treasuries  Receivable yield 21.09%, down 21bps. reflecting higher payment rate and growth in promotional balances  Interest expense 1.89%, increased 3bps. reflecting rising benchmark rates Net interest income $ in millions, % of average interest-earning assets 15.79% 15.76% 1Q'15 1Q'16 +12% $2,875 $3,209

8 Asset Quality Metrics Net charge-offs $ in millions, % of average loan receivables including held for sale 30+ days past due $ in millions, % of period-end loan receivables 90+ days past due $ in millions, % of period-end loan receivables 4.26% $1,051 4.02% $2,772 $2,416 $673 1.85% $579 3.82% $2,097 $908 1.65% 4.14% $2,536 $1,162 1.90% $663 3.79% $2,209 $1,056 1.81% $668 3.53% $2,171 2Q’14 2Q’15 3Q’14 4Q’14 1Q’15 3Q’15 4Q’15 1Q’16 $933 1.52% $693 $1,102 1.73% $633 $2,553 4.06% $697 $1,273 1.86% 4.88% 4.05% 4.32% 4.53% 4.63% 4.02% 4.23% Allowance for loan losses $ in millions, % of period-end loan receivables 5.46% $3,102 5.48% $3,006 5.28% $3,236 5.59% $3,255 5.38% $3,302 5.31% $3,371 5.12% $3,497 2Q’14 2Q’15 3Q’14 4Q’14 1Q’15 3Q’15 4Q’15 1Q’16 2Q’14 2Q’15 3Q’14 4Q’14 1Q’15 3Q’15 4Q’15 1Q’16 2Q’14 2Q’15 3Q’14 4Q’14 1Q’15 3Q’15 4Q’15 1Q’16 $2,538 3.85% $1,212 1.84% $780 4.70% 5.50% $3,620

9 Other expense $ in millions Other Expense Employee costs $239 $280 $41 17% Professional fees 162 146 (16) (10)% Marketing/BD 82 94 12 15% Information processing 63 82 19 30% Other 200 198 (2) (1)% Other expense $746 $800 $54 7% Efficiency 32.2% 30.4% (1.8)pts. $746 • Expense increase compared to prior year primarily driven by growth • Employee costs up $41 million  Driven by employees added for separation and growth • Professional fees down $16 million  Driven primarily by less 3rd party expense as a result of completion of separation • Marketing/BD costs up $12 million  Driven by an increase in portfolio marketing campaigns and offers • Information processing up $19 million  Driven by continued IT investments and purchase volume growth (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other income” (1) V$ V% +7% (a) $800 1Q'15 1Q'16 First quarter 2016 highlights

10 Funding, Capital and Liquidity (c) Liquid assets $13.8 $14.9 Undrawn securitization capacity 6.6 7.3 Total liquidity $20.4 $22.2 % of total assets 28.1% 27.2% Common equity Tier 1 $12.1 $11.8 Risk-weighted assets $66.7 $67.7 Liquidity $ in billions 1Q'16 $22.2 $20.4 1Q'15 Capital ratios 1Q'16, $ in billions BIII CET1 T% (d) Does not include unencumbered assets in the Bank that could be pledged (d) BIII CET1% (a) Estimated percentages and amounts (b) Calculated under the Basel III transition guidelines (c) Calculated under the fully phased-in Basel III guidelines 18.1% 17.5% Funding sources $ in billions 1Q'15 1Q'16 Variance Deposits 59% 69% +10pts. Securitization 24% 19% (5)pts. 3rd Party Debt 17% 12% (5)pts. $58.8 $65.5 Deposits Securitization 3rd Party Debt $34.8 $13.8 $10.2 $45.0 $12.4 $8.1 V$ (2.1) (1.4) +10.2 (a) (b)

11 1Q’16 Wrap Up • Net earnings of $582 million … $0.70 earnings per diluted share • Broad based growth … Purchase volume +17%, Loan receivables +13%, Platform revenue +13% • Renewed key partners … Stein Mart and La-Z-Boy • Signed new partnership with Marvel • Launched a new program with Citgo • Launched a new 3-2-1 Save value proposition at Walmart • Digital channels remain strong … good growth on native apps and online • Fast-growing deposit platform … deposits at $45 billion, now 69% of funding • Fully paid off $1.5 billion remaining bank term loan on April 5, 2016 • Strong balance sheet, $14.9 billion of liquid assets and 18.1% CET1 (BIIIT) (a) (a) CET1 % calculated under the Basel III transition guidelines

Engage with us.

13 Appendix

14 Non-GAAP Reconciliations In order to assess and internally report the revenue performance of our three sales platforms, we use measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements.” Platform revenue is the sum of three line items in our Condensed Consolidated and Combined Statements of Earnings prepared in accordance with GAAP: “interest and fees on loans,” plus “other income,” less “retailer share arrangements.” Platform revenue and platform revenue excluding retailer share arrangements are not measures presented in accordance with GAAP. To calculate platform revenue we deduct retailer share arrangements but do not deduct other line item expenses, such as interest expense, provision for loan losses and other expense, because those items are managed for the business as a whole. We believe that platform revenue is a useful measure to investors because it represents management’s view of the net revenue contribution of each of our platforms. Platform revenue excluding retailer share arrangements represents management’s view of the gross revenue contribution of each of our platforms. These measures should not be considered a substitute for interest and fees on loans or other measures of performance we have reported in accordance with GAAP. We present certain capital ratios. Our Basel III Tier 1 common ratio, calculated on a fully phased-in basis, is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance. This ratio is not currently required by regulators to be disclosed, and therefore is considered a non-GAAP measure. We believe this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies, although this ratio may not be comparable to similarly titled measures reported by other companies.

15 Non-GAAP Reconciliation The following table sets forth each component of our platform revenue for periods indicated below. ($ in millions) 2016 2015 Platform Revenue Total: Interest and fees on loans . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $3,498 $3,140 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $92 $101 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(670) $(660) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,920 $2,581 Retail Card: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,614 $2,337 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $79 $86 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(661) $(651) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,032 $1,772 Payment Solutions: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $457 $403 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $4 $5 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(7) $(8) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $454 $400 CareCredit: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $427 $400 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $9 $10 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(2) $(1) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $434 $409 For the Three Months Ended Mar 31,

16 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at March 31, 2016. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $13,204 (949) (702) $11,553 281 $11,834 265 $12,099 $67,701 $66,693 $ in millions at March 31, 2016